UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21719
INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)
Diane J. Drake
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, CA 91740
(Name and address of agent for service)
Registrant's telephone number, including area code:
(626) 385-5777
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2024
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Act”), is as follows:
Bramshill
Multi-Strategy Income Fund
Class A/BDKAX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Bramshill Multi-Strategy Income Fund (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://libertystreetfunds.com/bramshill-multi-strategy-income-fund/. You can also request this information by contacting us at (800) 207-7108.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Bramshill Multi-Strategy Income Fund (Class A/BDKAX)	$184	1.76%
Management’s Discussion of Fund Performance
How did the Fund perform last year?
The Bramshill Multi-Strategy Income Fund (“the Fund”), as measured by the Class A shares (BDKAX), outperformed the Bloomberg Aggregate Bond Index (“AGG Index”) by approximately 731 basis points (8.56% versus 1.25%) for the full year of 2024. BDKAX outperformed the ICE Bank of America Merrill Lynch U.S. Cash Pay High Yield Index (“HY Index”) by 45 basis points (8.56% versus 8.11%) for the full year of 2024.
What affected the Fund’s performance?
Fund performance can be attributed to the following:
From an allocation perspective, the biggest contributors to the Fund’s outperformance were Residential Mortgage Backed Securities (“RMBS”) Single Family Rental (“SFR”), RMBS Agency Credit Risk Transfer (“CRT”), RMBS Prime Jumbo 2.0, RMBS Non-Agency Prime CRT, and Asset Backed Securities (“ABS”) Prime Auto. The year-end exposure of the RMBS SFR allocation in 2024 was approximately 15% and the Contribution to Return (“CTR”) was approximately +2.3%. RMBS SFR securities experienced spread tightening and multiple investments we purchased at discounts were called earlier than maturity at par, resulting in an outperformance to our base case expectations. The year-end exposure of the RMBS Agency CRT allocation in 2024 was approximately 15% and the CTR was approximately +2.0%. RMBS Agency CRT securities exhibited good fundamental performance and experienced spread tightening during the year which contributed positively to the performance of this asset class. The year-end exposure of the RMBS Prime Jumbo 2.0 allocation in 2024 was approximately 29% and the CTR was +1.5%. The combination of significant home equity, relatively low Loan-to-Value ratios, high quality borrowers and limited housing supply should continue to benefit the Prime Jumbo 2.0 sector. These securities would greatly benefit during a rate rally should prepayments increase versus our base case expectations. The year-end exposure of the RMBS Non-Agency Prime CRT allocation in 2024 was approximately 12% and the CTR was approximately +1.3%. The RMBS Non-Agency Prime CRT allocation consists of floating rate securities that exhibited good fundamental performance and experienced spread tightening. The ABS Prime Auto year-end exposure in 2024 was approximately 16% and the CTR was approximately +1.1%. ABS Prime Auto securities exhibited good fundamental performance and experienced spread tightening during the year which contributed positively to the performance of this asset class .[1]
The fund did not experience any return detractors during 2024. All the invested sectors were positive contributors to the overall return for the year.
[1] Sector returns are calculated internally by Bramshill Investments LLC
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	Since Inception[1]
Bramshill Multi-Strategy Income Fund (Class A/BDKAX)[2,3]	3.88%	-4.94%	-0.55%
Bramshill Multi-Strategy Income Fund (Class A/BDKAX) - excluding sales load	8.56%	-4.12%	0.11%
Bloomberg Aggregate Bond Index	1.25%	-0.33%	1.44%
ICE BofA Merrill Lynch U.S. Cash Pay U.S. High Yield	8.11%	4.06%	6.22%
[1]	Class A shares commenced operations on December 31, 2015.
[2]	Maximum sales charge (load) of 4.25% of offering price.
[3]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://libertystreetfunds.com/bramshill-multi-strategy-income-fund/ for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$239,932,317
Total number of portfolio holdings	158
Total advisory fees paid (net)	$2,900,586
Portfolio turnover rate as of the end of the reporting period	42%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings exclude short-term holdings, if any. Interest rates presented in the Top Ten Holdings are as of the reporting period end.
Top Ten Holdings
Western Alliance Bank 2021-CL2, 8.669%, 7/25/2059	4.0%
Fannie Mae Connecticut Avenue Securities, 13.933%, 11/25/2039	3.8%
Chase Auto Owner Trust 2024-4, 0.000%, 11/25/2031	3.2%
Freddie Mac Structured Agency Credit Risk Debt Notes, 4.147%, 8/25/2048	3.0%
Chase Auto Owner Trust 2024-5, 0.000%, 1/26/2032	2.9%
Freddie Mac Structured Agency Credit Risk Debt Notes, 3.846%, 5/25/2048	2.8%
Ally Auto Receivables Trust 2024-1, 0.000%, 2/16/2032	2.4%
FARM Mortgage Trust 2023-1, 3.037%, 3/25/2052	2.3%
JPMorgan Chase Bank N.A. - CACLN, 9.812%, 2/26/2029	2.2%
FirstKey Homes 2020-SFR1 Trust, 4.781%, 8/17/2037	2.1%
Asset Allocation
Material Fund Changes
The Fund did not have any material changes that occurred since the beginning of the reporting period.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://libertystreetfunds.com/bramshill-multi-strategy-income-fund/. You can also request this information by contacting us at (800) 207-7108.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 207-7108 and we will begin sending you separate copies of these materials within 30 days after receiving your request.

Bramshill
Multi-Strategy Income Fund
Class C/BDKCX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Bramshill Multi-Strategy Income Fund (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://libertystreetfunds.com/bramshill-multi-strategy-income-fund/. You can also request this information by contacting us at (800) 207-7108.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Bramshill Multi-Strategy Income Fund (Class C/BDKCX)	$261	2.51%
Management’s Discussion of Fund Performance
How did the Fund perform last year?
The Bramshill Multi-Strategy Income Fund (“the Fund”), as measured by the Class C shares (BDKCX), outperformed the Bloomberg Aggregate Bond Index (“AGG Index”) by approximately 652 basis points (7.77% versus 1.25%) for the full year of 2024. BDKCX under performed the ICE Bank of America Merrill Lynch U.S. Cash Pay High Yield Index (“HY Index”) by 34 basis points (7.77% versus 8.11%) for the full year of 2024.
What affected the Fund’s performance?
Fund performance can be attributed to the following:
From an allocation perspective, the biggest contributors to the Fund’s outperformance were Residential Mortgage Backed Securities (“RMBS”) Single Family Rental (“SFR”), RMBS Agency Credit Risk Transfer (“CRT”), RMBS Prime Jumbo 2.0, RMBS Non-Agency Prime CRT, and Asset Backed Securities (“ABS”) Prime Auto. The year-end exposure of the RMBS SFR allocation in 2024 was approximately 15% and the Contribution to Return (“CTR”) was approximately +2.3%. RMBS SFR securities experienced spread tightening and multiple investments we purchased at discounts were called earlier than maturity at par, resulting in an outperformance to our base case expectations. The year-end exposure of the RMBS Agency CRT allocation in 2024 was approximately 15% and the CTR was approximately +2.0%. RMBS Agency CRT securities exhibited good fundamental performance and experienced spread tightening during the year which contributed positively to the performance of this asset class. The year-end exposure of the RMBS Prime Jumbo 2.0 allocation in 2024 was approximately 29% and the CTR was +1.5%. The combination of significant home equity, relatively low Loan-to-Value ratios, high quality borrowers and limited housing supply should continue to benefit the Prime Jumbo 2.0 sector. These securities would greatly benefit during a rate rally should prepayments increase versus our base case expectations. The year-end exposure of the RMBS Non-Agency Prime CRT allocation in 2024 was approximately 12% and the CTR was approximately +1.3%. The RMBS Non-Agency Prime CRT allocation consists of floating rate securities that exhibited good fundamental performance and experienced spread tightening. The ABS Prime Auto year-end exposure in 2024 was approximately 16% and the CTR was approximately +1.1%. ABS Prime Auto securities exhibited good fundamental performance and experienced spread tightening during the year which contributed positively to the performance of this asset class .[1]
The fund did not experience any return detractors during 2024. All the invested sectors were positive contributors to the overall return for the year.
[1] Sector returns are calculated internally by Bramshill Investments LLC
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	Since Inception[1]
Bramshill Multi-Strategy Income Fund (Class C/BDKCX)[2]	6.77%	-4.83%	-0.65%
Bramshill Multi-Strategy Income Fund (Class C/BDKCX) - excluding sales load	7.77%	-4.83%	-0.65%
Bloomberg Aggregate Bond Index	1.25%	-0.33%	1.44%
ICE BofA Merrill Lynch U.S. Cash Pay U.S. High Yield	8.11%	4.06%	6.22%
[1]	Class C shares commenced operations on December 31, 2015.
[2]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on certain purchases that are redeemed in whole or in part within 12 months of purchase.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://libertystreetfunds.com/bramshill-multi-strategy-income-fund/ for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$239,932,317
Total number of portfolio holdings	158
Total advisory fees paid (net)	$2,900,586
Portfolio turnover rate as of the end of the reporting period	42%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings exclude short-term holdings, if any. Interest rates presented in the Top Ten Holdings are as of the reporting period end.
Top Ten Holdings
Western Alliance Bank 2021-CL2, 8.669%, 7/25/2059	4.0%
Fannie Mae Connecticut Avenue Securities, 13.933%, 11/25/2039	3.8%
Chase Auto Owner Trust 2024-4, 0.000%, 11/25/2031	3.2%
Freddie Mac Structured Agency Credit Risk Debt Notes, 4.147%, 8/25/2048	3.0%
Chase Auto Owner Trust 2024-5, 0.000%, 1/26/2032	2.9%
Freddie Mac Structured Agency Credit Risk Debt Notes, 3.846%, 5/25/2048	2.8%
Ally Auto Receivables Trust 2024-1, 0.000%, 2/16/2032	2.4%
FARM Mortgage Trust 2023-1, 3.037%, 3/25/2052	2.3%
JPMorgan Chase Bank N.A. - CACLN, 9.812%, 2/26/2029	2.2%
FirstKey Homes 2020-SFR1 Trust, 4.781%, 8/17/2037	2.1%
Asset Allocation
Material Fund Changes
The Fund did not have any material changes that occurred since the beginning of the reporting period.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://libertystreetfunds.com/bramshill-multi-strategy-income-fund/. You can also request this information by contacting us at (800) 207-7108.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 207-7108 and we will begin sending you separate copies of these materials within 30 days after receiving your request.

Bramshill
Multi-Strategy Income Fund
Institutional Class/BDKNX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Bramshill Multi-Strategy Income Fund (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://libertystreetfunds.com/bramshill-multi-strategy-income-fund/. You can also request this information by contacting us at (800) 207-7108.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Bramshill Multi-Strategy Income Fund (Institutional Class/BDKNX)	$158	1.51%
Management’s Discussion of Fund Performance
How did the Fund perform last year?
The Bramshill Multi-Strategy Income Fund (“the Fund”), as measured by the Institutional Share Class (BDKNX), outperformed the Bloomberg Aggregate Bond Index (“AGG Index”) by approximately 775 basis points (9.00% versus 1.25%) for the full year of 2024. BDKNX outperformed the ICE Bank of America Merrill Lynch U.S. Cash Pay High Yield Index (“HY Index”) by 89 basis points (9.00% versus 8.11%) for the full year of 2024.
What affected the Fund’s performance?
Fund performance can be attributed to the following:
From an allocation perspective, the biggest contributors to the Fund’s outperformance were Residential Mortgage Backed Securities (“RMBS”) Single Family Rental (“SFR”), RMBS Agency Credit Risk Transfer (“CRT”), RMBS Prime Jumbo 2.0, RMBS Non-Agency Prime CRT, and Asset Backed Securities (“ABS”) Prime Auto. The year-end exposure of the RMBS SFR allocation in 2024 was approximately 15% and the Contribution to Return (“CTR”) was approximately +2.3%. RMBS SFR securities experienced spread tightening and multiple investments we purchased at discounts were called earlier than maturity at par, resulting in an outperformance to our base case expectations. The year-end exposure of the RMBS Agency CRT allocation in 2024 was approximately 15% and the CTR was approximately +2.0%. RMBS Agency CRT securities exhibited good fundamental performance and experienced spread tightening during the year which contributed positively to the performance of this asset class. The year-end exposure of the RMBS Prime Jumbo 2.0 allocation in 2024 was approximately 29% and the CTR was +1.5%. The combination of significant home equity, relatively low Loan-to-Value ratios, high quality borrowers and limited housing supply should continue to benefit the Prime Jumbo 2.0 sector. These securities would greatly benefit during a rate rally should prepayments increase versus our base case expectations. The year-end exposure of the RMBS Non-Agency Prime CRT allocation in 2024 was approximately 12% and the CTR was approximately +1.3%. The RMBS Non-Agency Prime CRT allocation consists of floating rate securities that exhibited good fundamental performance and experienced spread tightening. The ABS Prime Auto year-end exposure in 2024 was approximately 16% and the CTR was approximately +1.1%. ABS Prime Auto securities exhibited good fundamental performance and experienced spread tightening during the year which contributed positively to the performance of this asset class .[1]
The fund did not experience any return detractors during 2024. All the invested sectors were positive contributors to the overall return for the year.
[1] Sector returns are calculated internally by Bramshill Investments LLC
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $1,000,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	Since Inception[1]
Bramshill Multi-Strategy Income Fund (Institutional Class/BDKNX)	9.00%	-3.86%	0.37%
Bloomberg Aggregate Bond Index	1.25%	-0.33%	1.44%
ICE BofA Merrill Lynch U.S. Cash Pay U.S. High Yield	8.11%	4.06%	6.22%
[1]	Institutional Class shares commenced operations on December 31, 2015.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://libertystreetfunds.com/bramshill-multi-strategy-income-fund/ for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$239,932,317
Total number of portfolio holdings	158
Total advisory fees paid (net)	$2,900,586
Portfolio turnover rate as of the end of the reporting period	42%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings exclude short-term holdings, if any. Interest rates presented in the Top Ten Holdings are as of the reporting period end.
Top Ten Holdings
Western Alliance Bank 2021-CL2, 8.669%, 7/25/2059	4.0%
Fannie Mae Connecticut Avenue Securities, 13.933%, 11/25/2039	3.8%
Chase Auto Owner Trust 2024-4, 0.000%, 11/25/2031	3.2%
Freddie Mac Structured Agency Credit Risk Debt Notes, 4.147%, 8/25/2048	3.0%
Chase Auto Owner Trust 2024-5, 0.000%, 1/26/2032	2.9%
Freddie Mac Structured Agency Credit Risk Debt Notes, 3.846%, 5/25/2048	2.8%
Ally Auto Receivables Trust 2024-1, 0.000%, 2/16/2032	2.4%
FARM Mortgage Trust 2023-1, 3.037%, 3/25/2052	2.3%
JPMorgan Chase Bank N.A. - CACLN, 9.812%, 2/26/2029	2.2%
FirstKey Homes 2020-SFR1 Trust, 4.781%, 8/17/2037	2.1%
Asset Allocation
Material Fund Changes
The Fund did not have any material changes that occurred since the beginning of the reporting period.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://libertystreetfunds.com/bramshill-multi-strategy-income-fund/. You can also request this information by contacting us at (800) 207-7108.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 207-7108 and we will begin sending you separate copies of these materials within 30 days after receiving your request.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 207-7108.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. William H. Young is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Bramshill Multi-Strategy Income Fund	FYE 12/31/2024	FYE 12/31/2023
(a)	Audit Fees	$23,100	$22,500
(b)	Audit-Related Fees	N/A	N/A
(c)	Tax Fees	$2,900	$2,800
(d)	All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Bramshill Multi-Strategy Income Fund	FYE 12/31/2024	FYE 12/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	Bramshill Multi-Strategy Income Fund	FYE 12/31/2024	FYE 12/31/2023
(g)	Registrant Non-Audit Related Fees	N/A	N/A
(h)	Registrant’s Investment Advisor	N/A	N/A

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Bramshill Multi-Strategy Income Fund

(Class A: BDKAX)

(Class C: BDKCX)

(Institutional Class: BDKNX)

ANNUAL FINANCIALS AND OTHER INFORMATION

DECEMBER 31, 2024

Bramshill Multi-Strategy Income Fund

A series of Investment Managers Series Trust

Table of Contents

Please note the Financials and Other Information only contains Items 7-11 required in Form N-CSR. All other required items will be filed with the SEC.

Item 7. Financial Statements and Financial Highlights
Schedule of Investments	1
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights
Class A	11
Class C	12
Institutional Class	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	24
Supplemental Information	25

This report and the financial statements contained herein are provided for the general information of the shareholders of the Bramshill Multi-Strategy Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

Bramshill Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2024

Principal Amount		Value
	ASSET-BACKED SECURITIES — 53.6%
$65,406,625	Ally Auto Receivables Trust 2023-1 0.000%, 4/15/2034[1,2]	$3,090,267
105,969,003	Ally Auto Receivables Trust 2024-1 0.000%, 2/16/2032[1,2]	5,711,411
	Ally Bank Auto Credit-Linked Notes Series 2024-A
3,912,985	12.748%, 5/17/2032[1,2]	3,980,397
782,597	9.892%, 5/17/2032[1,2]	799,401
1,119,379	Ally Bank Auto Credit-Linked Notes Series 2024-B 8.036%, 9/15/2032[1,2]	1,127,391
7,742,390	Alternative Loan Trust 2005-62 0.030%, 12/25/2035[2,3,4]	16,486
	AMSR 2019-SFR1 Trust
100,000	4.857%, 1/19/2039[1]	97,377
2,492,569	6.040%, 1/19/2039[1]	2,455,270
	AMSR 2020-SFR2 Trust
5,000,000	5.250%, 7/17/2037[1,2]	4,922,250
4,500,000	4.000%, 7/17/2037[1,2]	4,446,877
	AMSR 2020-SFR4 Trust
250,000	4.002%, 11/17/2037[1]	245,643
1,300,000	4.870%, 11/17/2037[1]	1,285,634
3,149,500	AMSR 2020-SFR5 Trust 5.000%, 11/17/2037[1]	3,088,554
8,950	Chase Auto Owner Trust 2024-3 0.000%, 9/25/2031[1,2]	3,229,363
20,000	Chase Auto Owner Trust 2024-4 0.000%, 11/25/2031[1,2]	7,704,366
21,000	Chase Auto Owner Trust 2024-5 0.000%, 1/26/2032[1,2]	7,004,549
	FirstKey Homes 2020-SFR1 Trust
600,000	3.638%, 8/17/2037[1]	590,772
5,000,000	4.781%, 8/17/2037[1]	4,951,265
1,765,000	FirstKey Homes 2020-SFR2 Trust 3.017%, 10/19/2037[1]	1,725,157
	Freddie Mac Structured Agency Credit Risk Debt Notes
1,884,397	7.683%, (30-Day SOFR Average+312 basis points), 12/25/2042[2,5]	1,716,754
5,561,599	3.787%, 2/25/2048[1,2,4]	3,906,863
9,705,160	3.846%, 5/25/2048[1,2,4]	6,671,591
9,455,813	4.147%, 8/25/2048[1,2,4]	7,269,298
5,613,762	4.512%, 11/25/2048[1,2,4]	4,058,913
5,300,000	JPMorgan Chase Bank N.A. - CACLN 9.812%, 2/26/2029[1,2]	5,384,307
	JPMorgan Chase Bank N.A. - JPMWM
908,394	7.319%, (30-Day SOFR Average+275 basis points), 3/25/2051[1,2,5]	868,419
968,576	8.419%, (30-Day SOFR Average+385 basis points), 3/25/2051[1,2,5]	911,224
1

Bramshill Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2024

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$2,301,343	11.469%, (30-Day SOFR Average+690 basis points), 3/25/2051[1,2,5]	$2,214,611
	Progress Residential 2021-SFR1
1,879,020	5.004%, 4/17/2038[1]	1,811,050
666,000	3.861%, 4/17/2038[1]	649,616
	Progress Residential 2021-SFR2 Trust
2,961,000	4.998%, 4/19/2038[1]	2,866,858
1,304,000	4.254%, 4/19/2038[1]	1,274,728
	Progress Residential 2021-SFR3
2,489,672	4.750%, 5/17/2026[1]	2,413,207
1,390,000	4.254%, 5/17/2026[1]	1,365,261
4,107,157	Redwood Funding Trust 2023-1 7.500%, 7/25/2059[1,2,6]	4,134,079
633,460	RESI Finance LP 2003-CB1 6.242%, (1-Month Term SOFR+176 basis points), 6/10/2035[1,2,5]	606,374
3,500,000	RMF Buyout Issuance Trust 2021-HB1 6.000%, 11/25/2031[1,2,4]	3,221,011
	Western Alliance Bank 2021-CL2
4,980,252	9.919%, (30-Day SOFR Average+535 basis points), 7/25/2059[1,2,5]	4,912,581
1,583,238	11.069%, (30-Day SOFR Average+650 basis points), 7/25/2059[1,2,5]	1,543,176
4,525,074	8.269%, (30-Day SOFR Average+370 basis points), 7/25/2059[1,2,5]	4,701,318
9,638,407	8.669%, (30-Day SOFR Average+410 basis points), 7/25/2059[1,2,5]	9,695,594
	TOTAL ASSET-BACKED SECURITIES
	(Cost $127,076,093)	128,669,263
	COLLATERALIZED MORTGAGE OBLIGATIONS — 43.9%
221,596	Agate Bay Mortgage Trust 2016-2 3.500%, 3/25/2046[1,2,4]	198,359
1,068,334	Bayview Opportunity Master Fund VII 2024-CAR1 8.169%, (30-Day SOFR Average+360 basis points), 12/26/2031[1,2,5]	1,088,754
	Chase Home Lending Mortgage Trust 2019-ATR1
1,851,873	4.398%, 4/25/2049[1,2,4]	1,666,804
786,896	4.000%, 4/25/2049[1,2,4]	734,027
45,964	4.000%, 4/25/2049[1,2,4]	42,876
315,462	4.398%, 4/25/2049[1,2,4]	291,127
1,534,779	Chase Home Lending Mortgage Trust 2019-ATR2 3.500%, 7/25/2049[1,2,4]	1,361,995
2,158,000	Chase Mortgage Finance Corp. 11.069%, (30-Day SOFR Average+650 basis points), 2/25/2050[1,2,5]	2,037,635
6,160,268	CHL Mortgage Pass-Through Trust 2005-3 0.000%, 4/25/2035[2,3,4]	370
2,651,020	CIM Trust 2018-J1 3.650%, 3/25/2048[1,2,4]	1,805,247
45,701	CIM Trust 2019-INV1 4.000%, 2/25/2049[1,2,4]	43,140
2

Bramshill Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2024

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$125,289	CIM Trust 2019-INV2 4.000%, 5/25/2049[1,2,4]	$115,896
1,993,000	CIM Trust 2019-J1 3.940%, 8/25/2049[1,2,4]	1,411,532
450,351	CIM Trust 2021-J3 2.614%, 6/25/2051[1,2,4]	346,506
45,494	Citigroup Mortgage Loan Trust, Inc. 2.500%, 8/25/2050[1,2,4]	38,351
111,090	CSMC 2018-J1 Trust 3.500%, 2/25/2048[1,2,4]	99,251
360,894	CSMC Trust 2013-TH1 3.601%, 2/25/2043[1,2,4]	347,210
	Fannie Mae Connecticut Avenue Securities
8,200,000	13.933%, (30-Day SOFR Average+937 basis points), 11/25/2039[1,2,5]	9,087,206
2,116,000	11.283%, (30-Day SOFR Average+672 basis points), 2/25/2040[1,2,5]	2,273,077
4,153,042	FARM Mortgage Trust 2021-1 3.244%, 7/25/2051[1,2,4]	3,085,048
7,488,430	FARM Mortgage Trust 2023-1 3.037%, 3/25/2052[1,2,4]	5,441,410
4,838,315	FARM Mortgage Trust 2024-1 5.124%, 10/1/2053[1,2,4]	4,084,891
1,060,000	FirstKey Homes 2020-SFR1 Trust 4.284%, 8/17/2037[1]	1,047,293
	Freddie Mac Multifamily Structured Pass-Through Certificates
12,736,000	2.348%, 2/25/2047[2,3,4]	1,054,694
19,553,038	4.844%, 3/25/2056[2,3,4]	4,110,326
7,000,000	4.785%, 9/25/2055[2,3,4]	1,556,211
	Galton Funding Mortgage Trust 2017-1
3,140,080	4.210%, 7/25/2056[1,2,4]	2,520,379
12,704	3.000%, 7/25/2056[1,2,4]	11,083
99,217	3.500%, 11/25/2057[1,2,4]	88,282
	Galton Funding Mortgage Trust 2018-1
3,700,318	4.669%, 11/25/2057[1,2,4]	3,188,139
2,535,000	4.669%, 11/25/2057[1,2,4]	1,915,634
2,707,255	4.669%, 11/25/2057[1,2,4]	1,518,309
	Galton Funding Mortgage Trust 2018-2
4,628,754	4.694%, 10/25/2058[1,2,4]	3,731,240
3,847,000	4.694%, 10/25/2058[1,2,4]	2,666,390
81,283	4.000%, 10/25/2058[1,2,4]	74,719
153,678	GS Mortage-Backed Securities Trust 2020-PJ1 3.500%, 5/25/2050[1,2,4]	135,152
2,585,169	GS Mortgage-Backed Securities Corp. Trust 2020-PJ2 3.500%, 7/25/2050[1,2,4]	2,271,655
3

Bramshill Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2024

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$112,827	JP Morgan Mortgage Trust 2018-5 3.500%, 10/25/2048[1,2,4]	$99,613
	JP Morgan Mortgage Trust 2016-3
1,977,000	3.292%, 10/25/2046[1,2,4]	1,437,058
77,879	3.380%, 10/25/2046[1,2,4]	69,824
	JP Morgan Mortgage Trust 2017-1
2,662,730	3.447%, 1/25/2047[1,2,4]	2,328,780
267,805	3.447%, 1/25/2047[1,2,4]	234,968
	JP Morgan Mortgage Trust 2017-2
1,495,085	3.651%, 5/25/2047[1,2,4]	1,336,531
119,275	3.500%, 5/25/2047[1,2,4]	105,881
111,563	JP Morgan Mortgage Trust 2018-3 3.500%, 9/25/2048[1,2,4]	99,676
1,057,172	JP Morgan Mortgage Trust 2018-4 3.500%, 10/25/2048[1,2,4]	935,554
2,662,054	JP Morgan Mortgage Trust 2018-6 3.500%, 12/25/2048[1,2,4]	2,355,630
23,833	JP Morgan Mortgage Trust 2018-9 4.000%, 2/25/2049[1,2,4]	21,809
23,392	JP Morgan Mortgage Trust 2019-1 5.403%, (1-Month Term SOFR+106 basis points), 5/25/2049[1,2,5]	22,413
66,474	JP Morgan Mortgage Trust 2019-8 5.303%, (1-Month Term SOFR+96 basis points), 3/25/2050[1,2,5]	63,165
	JP Morgan Mortgage Trust 2019-9
294,359	3.500%, 5/25/2050[1,2,4]	259,167
267,863	3.401%, 5/25/2050[1,2,4]	226,821
597,314	JP Morgan Mortgage Trust 2019-INV1 4.000%, 10/25/2049[1,2,4]	555,578
	JP Morgan Mortgage Trust 2019-INV2
144,402	5.353%, (1-Month Term SOFR+101 basis points), 2/25/2050[1,2,5]	138,077
199,891	3.500%, 2/25/2050[1,2,4]	177,845
16,870	JP Morgan Mortgage Trust 2019-INV3 3.500%, 5/25/2050[1,2,4]	14,899
16,861	JP Morgan Mortgage Trust 2020-1 3.000%, 6/25/2050[1,2,4]	14,375
210,642	JP Morgan Mortgage Trust 2020-2 3.000%, 7/25/2050[1,2,4]	178,832
	JP Morgan Mortgage Trust 2020-3
30,812	3.500%, 8/25/2050[1,2,4]	27,083
181,113	3.000%, 8/25/2050[1,2,4]	153,937
291,437	JP Morgan Mortgage Trust 2020-4 3.000%, 11/25/2050[1,2,4]	247,440
449,262	JP Morgan Mortgage Trust 2020-5 3.570%, 12/25/2050[1,2,4]	385,158
4

Bramshill Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2024

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$1,321,257	JP Morgan Mortgage Trust 2020-7 3.000%, 1/25/2051[1,2,4]	$1,115,032
	JP Morgan Mortgage Trust 2020-8
757,524	3.492%, 3/25/2051[1,2,4]	592,910
855,000	3.492%, 3/25/2051[1,2,4]	509,482
1,882,756	3.492%, 3/25/2051[1,2,4]	811,016
215,604	JP Morgan Mortgage Trust 2020-INV1 3.500%, 8/25/2050[1,2,4]	189,989
11,865	JP Morgan Mortgage Trust 2020-LTV1 3.500%, 6/25/2050[1,2,4]	11,689
	JP Morgan Mortgage Trust 2020-LTV2
1,935,403	3.000%, 11/25/2050[1,2,4]	1,733,246
367,056	3.000%, 11/25/2050[1,2,4]	328,716
2,451,507	JP Morgan Seasoned Mortgage Trust 2014-1 5.586%, 5/25/2033[1,2,4]	2,367,514
911,311	JP Morgan Trust 2015-1 6.147%, 12/25/2044[1,2,4]	906,175
408,585	JPMorgan Chase Bank N.A. - CHASE 6.953%, (1-Month Term SOFR+262 basis points), 10/25/2057[1,2,5]	418,582
141,042	JPMorgan Chase Bank N.A. - JPMWM 5.869%, (30-Day SOFR Average+130 basis points), 3/25/2051[1,2,5]	138,210
680,083	JPMorgan Wealth Management 2020-ATR1 3.000%, 2/25/2050[1,2,4]	579,872
3,873,843	Mello Mortgage Capital Acceptance 2018-MTG1 3.711%, 3/25/2048[1,2,4]	3,562,169
972,641	Mellon Residential Funding Corp. Mor Pas Thr Cer Ser 01 Tbc1 5.212%, (1-Month Term SOFR+81 basis points), 11/15/2031[2,5]	930,970
	Morgan Stanley Residential Mortgage Loan Trust 2021-2
1,595,246	2.894%, 5/25/2051[1,2,4]	1,056,361
1,500,000	2.894%, 5/25/2051[1,2,4]	649,798
1,251,254	2.894%, 5/25/2051[1,2,4]	467,854
1,493,322	NRP Mortgage Trust 2013-1 3.280%, 7/25/2043[1,2,4]	1,428,015
85,445	Oaks Mortgage Trust Series 2015-1 3.500%, 4/25/2046[1,2,4]	77,614
39,193	OBX 2020-INV1 Trust 3.500%, 12/25/2049[1,2,4]	34,556
	Oceanview Mortgage Trust 2021-1
1,543,000	2.717%, 5/25/2051[1,2,4]	770,345
772,000	2.717%, 5/25/2051[1,2,4]	346,634
	Oceanview Mortgage Trust 2021-3
1,406,000	2.713%, 6/25/2051[1,2,4]	632,676
527,000	2.713%, 6/25/2051[1,2,4]	235,596
5

Bramshill Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2024

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$541,268	Provident Funding Mortgage Trust 2019-1 3.000%, 12/25/2049[1,2,4]	$456,930
241,310	PSMC 2019-3 Trust 3.500%, 11/25/2049[1,2,4]	223,746
183,745	PSMC 2020-1 Trust 3.500%, 1/25/2050[1,2,4]	166,838
326,181	PSMC 2020-2 Trust 3.000%, 5/25/2050[1,2,4]	285,562
34,993	Sequoia Mortgage Trust 2013-2 1.874%, 2/25/2043[2,4]	29,133
25,307	Sequoia Mortgage Trust 2013-3 2.000%, 3/25/2043[2,4]	20,904
980,815	Sequoia Mortgage Trust 2013-5 3.000%, 5/25/2043[1,2,4]	857,057
62,631	Sequoia Mortgage Trust 2013-7 3.000%, 6/25/2043[2,4]	54,743
658,291	Sequoia Mortgage Trust 2014-4 3.500%, 11/25/2044[1,2,4]	593,749
	Sequoia Mortgage Trust 2017-4
57,615	3.500%, 7/25/2047[1,2,4]	51,371
2,851,848	3.896%, 7/25/2047[1,2,4]	2,658,495
1,461,367	Sequoia Mortgage Trust 2017-6 3.722%, 9/25/2047[1,2,4]	1,338,280
128,774	Sequoia Mortgage Trust 2017-CH1 4.000%, 8/25/2047[1,2,4]	120,085
197,498	Sequoia Mortgage Trust 2017-CH2 4.000%, 12/25/2047[1,2,4]	181,415
62,682	Sequoia Mortgage Trust 2018-2 3.500%, 2/25/2048[1,2,4]	55,169
145,213	Sequoia Mortgage Trust 2018-6 4.000%, 7/25/2048[1,2,4]	133,076
	Sequoia Mortgage Trust 2018-CH1
146,653	4.000%, 3/25/2048[1,2,4]	134,822
95,493	3.500%, 3/25/2048[1,2,4]	85,294
863,926	Sequoia Mortgage Trust 2018-CH2 4.000%, 6/25/2048[1,2,4]	792,324
29,465	Sequoia Mortgage Trust 2018-CH3 4.000%, 8/25/2048[1,2,4]	28,754
	Sequoia Mortgage Trust 2019-5
1,982,724	3.711%, 12/25/2049[1,2,4]	1,303,306
1,649,013	3.500%, 12/25/2049[1,2,4]	1,446,309
241,961	Sequoia Mortgage Trust 2020-3 3.000%, 4/25/2050[1,2,4]	201,545
6

Bramshill Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2024

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$39,482	Wells Fargo Mortgage Backed Securities 2019-3 Trust 3.500%, 7/25/2049[1,2,4]	$35,138
104,515	Wells Fargo Mortgage Backed Securities 2020-3 Trust 3.000%, 6/25/2050[1,2,4]	87,187
756,403	Wells Fargo Mortgage Backed Securities 2020-4 Trust 3.000%, 7/25/2050[1,2,4]	631,000
	Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
96,982	3.000%, 5/25/2050[1,2,4]	80,782
407,276	3.000%, 5/25/2050[1,2,4]	339,833
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $105,217,688)	105,268,200
	CORPORATE BONDS — 0.0%
	FINANCIALS — 0.0%
750,000	First Matrix RMOF Trust 0.000% 10/1/20294,7,8,*	—
	TOTAL FINANCIALS
	(Cost $6,456)	—
	TOTAL CORPORATE BONDS
	(Cost $6,456)	—

Number of Shares
	SHORT-TERM INVESTMENTS — 2.3%
5,458,169	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 4.319%[9]	5,458,169
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $5,458,169)	5,458,169
	TOTAL INVESTMENTS — 99.8%
	(Cost $237,758,406)	239,395,632
	Other Assets in Excess of Liabilities — 0.2%	536,685
	TOTAL NET ASSETS — 100.0%	$239,932,317

LP – Limited Partnership

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $224,446,872, which represents 93.6% of total net assets of the Fund.
[2]	Callable.
[3]	Interest-only security.
[4]	Variable rate security.
[5]	Floating rate security.
[6]	Step rate security.
[7]	The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
[8]	Security is in default.
[9]	The rate is the annualized seven-day yield at period end.
*	Non-income producing security.

See accompanying Notes to Financial Statements.

7

Bramshill Multi-Strategy Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2024

Assets:
Investments, at value (cost $237,758,406)	$239,395,632
Cash	260
Receivables:
Investment securities sold	6,622
Fund shares sold	119,287
Dividends and interest	877,803
Prepaid expenses	37,908
Callable bond proceeds (Note 11)	24,547
Total assets	240,462,059

Liabilities:
Payables:
Fund shares redeemed	105,169
Advisory fees	239,842
Shareholder servicing fees (Note 7)	30,241
Distribution fees - Class A & Class C (Note 6)	3,815
Fund services fees	75,109
Auditing fees	25,501
Trustees’ deferred compensation (Note 3)	24,505
Chief Compliance Officer fees	1,798
Trustees’ fees and expenses	1,139
Commitment fees payable (Note 12)	938
Accrued other expenses	21,685
Total liabilities	529,742
Commitments and contingencies (Note 3)
Net Assets	$239,932,317

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$274,847,758
Total distributable earnings (accumulated deficit)	(34,915,441)
Net Assets	$239,932,317

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$4,577,399
Shares of beneficial interest issued and outstanding	697,298
Redemption price[1]	$6.56
Maximum sales charge (4.25% of offering price)[2]	0.29
Maximum offering price to public	$6.85

Class C Shares:
Net assets applicable to shares outstanding	$3,235,658
Shares of beneficial interest issued and outstanding	494,594
Redemption price[3]	$6.54

Institutional Class Shares:
Net assets applicable to shares outstanding	$232,119,260
Shares of beneficial interest issued and outstanding	35,356,804
Redemption price	$6.57

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
[2]	On sales of $50,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.
[3]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on certain purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

8

Bramshill Multi-Strategy Income Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2024

Investment income:
Interest	$19,490,450
Total investment income	19,490,450

Expenses:
Advisory fees	3,105,237
Shareholder servicing fees (Note 7)	225,303
Distribution fees - Class A (Note 6)	10,349
Distribution fees - Class C (Note 6)	36,258
Fund services fees	391,468
Registration fees	65,482
Legal fees	37,275
Auditing fees	26,194
Shareholder reporting fees	23,261
Chief Compliance Officer fees	22,842
Credit facility interest (Note 12)	19,609
Trustees’ fees and expenses	18,984
Miscellaneous	9,673
Insurance fees	5,229
Total expenses	3,997,164
Advisory fees recovered (waived)	(204,651)
Net expenses	3,792,513
Net investment income (loss)	15,697,937

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	1,836,490
Net realized gain (loss) on:	1,836,490
Net change in unrealized appreciation/depreciation on:
Investments	3,409,276
Net change in unrealized appreciation/depreciation	3,409,276
Net realized and unrealized gain (loss)	5,245,766

Net Increase (Decrease) in Net Assets from Operations	$20,943,703

See accompanying Notes to Financial Statements.

9

Bramshill Multi-Strategy Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$15,697,937	$10,723,378
Net realized gain (loss) on investments and purchased options contracts	1,836,490	(2,851,939)
Net change in unrealized appreciation/depreciation on investments and purchased options contracts	3,409,276	10,543,330
Net increase (decrease) in net assets resulting from operations	20,943,703	18,414,769
Distributions to Shareholders:
Distributions:
Class A	(259,971)	(249,020)
Class C	(196,467)	(267,581)
Institutional Class	(15,606,733)	(10,433,138)
Total distributions to shareholders	(16,063,171)	(10,949,739)
Capital Transactions:
Net proceeds from shares sold:
Class A	5,107,347	16,064,250
Class C	-	56,255
Institutional Class	99,635,884	209,728,520
Reinvestment of distributions:
Class A	231,856	222,675
Class C	173,352	242,500
Institutional Class	13,257,503	9,130,323
Cost of shares redeemed:
Class A	(5,378,295)	(13,990,300)
Class C	(991,327)	(2,389,412)
Institutional Class	(101,445,735)	(112,972,825)
Net increase (decrease) in net assets from capital transactions	10,590,585	106,091,986
Total increase (decrease) in net assets	15,471,117	113,557,016
Net Assets:
Beginning of period	224,461,200	110,904,184
End of period	$239,932,317	$224,461,200
Capital Share Transactions:
Shares sold:
Class A	780,407	2,561,142
Class C	-	9,021
Institutional Class	15,176,727	33,274,321
Shares reinvested:
Class A	35,387	35,400
Class C	26,608	38,859
Institutional Class	2,024,978	1,450,460
Shares redeemed:
Class A	(825,523)	(2,228,846)
Class C	(151,634)	(383,612)
Institutional Class	(15,405,669)	(17,938,125)
Net increase (decrease) in capital share transactions	1,661,281	16,818,620

See accompanying Notes to Financial Statements.

10

Bramshill Multi-Strategy Income Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$6.43	$6.14	$7.31	$7.17	$10.39
Income from Investment Operations:
Net investment income (loss)[1]	0.40	0.40	0.27	0.24	0.29
Net realized and unrealized gain (loss)	0.14	0.30	(1.12)	0.15	(3.22)
Total from investment operations	0.54	0.70	(0.85)	0.39	(2.93)

Less Distributions:
From net investment income	(0.41)	(0.41)	(0.32)	(0.25)	(0.29)
Total distributions	(0.41)	(0.41)	(0.32)	(0.25)	(0.29)

Net asset value, end of period	$6.56	$6.43	$6.14	$7.31	$7.17

Total return[2]	8.56%	11.70%	(11.89)%	5.43%	(28.05)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,577	$4,549	$2,083	$11,017	$34,785
Ratio of expenses to average net assets (including dividends and interest on securities sold short, extraordinary expenses and commitment fees):
Before fees waived and expenses absorbed/recovered[3]	1.84%	1.82%	1.83%	1.75%	1.74%
After fees waived and expenses absorbed/recovered[3]	1.76%	1.76%	1.78%	1.76%	1.77%
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short, extraordinary expenses and commitment fees):
Before fees waived and expenses absorbed/recovered	6.01%	6.27%	3.93%	3.31%	4.07%
After fees waived and expenses absorbed/recovered	6.09%	6.33%	3.98%	3.30%	4.04%

Portfolio turnover rate	42%	62%	10%	50%	91%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 4.25% of offering price which is waived on sales of $1 million or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.
[3]	If commitment fees, and dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.01 for the year ended December 31, 2024. For the prior years ended December 31, 2023, 2022, 2021, and 2020, the ratios would have been lowered by 0.01%, 0.03%, 0.01% and 0.02%, respectively.

See accompanying Notes to Financial Statements.

11

Bramshill Multi-Strategy Income Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$6.41	$6.12	$7.29	$7.15	$10.36
Income from Investment Operations:
Net investment income (loss)[1]	0.35	0.35	0.22	0.19	0.24
Net realized and unrealized gain (loss)	0.14	0.30	(1.12)	0.14	(3.21)
Total from investment operations	0.49	0.65	(0.90)	0.33	(2.97)

Less Distributions:
From net investment income	(0.36)	(0.36)	(0.27)	(0.19)	(0.24)
Total distributions	(0.36)	(0.36)	(0.27)	(0.19)	(0.24)

Net asset value, end of period	$6.54	$6.41	$6.12	$7.29	$7.15

Total return[2]	7.77%	10.88%	(12.58)%	4.64%	(28.59)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,236	$3,973	$5,846	$10,346	$14,675
Ratio of expenses to average net assets (including dividends and interest on securities sold short, extraordinary expenses and commitment fees):
Before fees waived and expenses absorbed/recovered[3]	2.59%	2.57%	2.58%	2.50%	2.49%
After fees waived and expenses absorbed/recovered[3]	2.51%	2.51%	2.53%	2.51%	2.52%
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short, extraordinary expenses and commitment fees):
Before fees waived and expenses absorbed/recovered	5.26%	5.52%	3.18%	2.56%	3.32%
After fees waived and expenses absorbed/recovered	5.34%	5.58%	3.23%	2.55%	3.29%

Portfolio turnover rate	42%	62%	10%	50%	91%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.
[3]	If commitment fees, and dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.01 for the year ended December 31, 2024. For the prior years ended December 31, 2023, 2022, 2021, and 2020, the ratios would have been lowered by 0.01%, 0.03%, 0.01% and 0.02%, respectively.

See accompanying Notes to Financial Statements.

12

Bramshill Multi-Strategy Income Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$6.43	$6.14	$7.31	$7.17	$10.40
Income from Investment Operations:
Net investment income (loss) [1]	0.42	0.41	0.29	0.26	0.30
Net realized and unrealized gain (loss)	0.14	0.30	(1.12)	0.15	(3.22)
Total from investment operations	0.56	0.71	(0.83)	0.41	(2.92)

Less Distributions:
From net investment income	(0.42)	(0.42)	(0.34)	(0.27)	(0.31)
Total distributions	(0.42)	(0.42)	(0.34)	(0.27)	(0.31)

Net asset value, end of period	$6.57	$6.43	$6.14	$7.31	$7.17

Total return[2]	9.00%	11.98%	(11.64)%	5.71%	(27.93)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$232,119	$215,939	$102,975	$547,388	$754,817
Ratio of expenses to average net assets (including dividends and interest on securities sold short, extraordinary expenses and commitment fees):
Before fees waived and expenses absorbed/recovered[3]	1.59%	1.57%	1.58%	1.50%	1.49%
After fees waived and expenses absorbed/recovered[3]	1.51%	1.51%	1.53%	1.51%	1.52%
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short, extraordinary expenses and commitment fees):
Before fees waived and expenses absorbed/recovered	6.26%	6.52%	4.18%	3.56%	4.32%
After fees waived and expenses absorbed/recovered	6.34%	6.58%	4.23%	3.55%	4.29%

Portfolio turnover rate	42%	62%	10%	50%	91%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If commitment fees, and dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.01 for the year ended December 31, 2024. For the prior years ended December 31, 2023, 2022, 2021, and 2020, the ratios would have been lowered by 0.01%, 0.03%, 0.01% and 0.02%, respectively.

See accompanying Notes to Financial Statements.

13

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2024

Note 1 – Organization

The Bramshill Multi-Strategy Income Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks total return with an emphasis on providing current income. The Fund currently offers four classes of shares: A shares, C shares, T shares, and Institutional shares. Class T shares are not currently available for purchase.

The Fund commenced investment operations on December 31, 2015, with Class A, Class C, and Institutional Class shares, prior to which its only activity was the receipt of a $10,000 investment from principals of the Fund’s advisor and a $49,561,285 transfer of shares of the Fund in exchange for the net assets of the Braddock Structured Opportunities Fund Series A, LP, a Delaware limited partnership (the “Company”). This exchange was nontaxable, whereby the Fund’s Institutional Class issued 4,933,206 shares for the net assets of the Company on December 31, 2015. Assets with a fair market value of $49,561,285 consisting of cash, interest receivable and securities of the Company with a fair value of $46,984,053 (identified costs of investments transferred were $44,433,272) and cash were the primary assets received by the Fund on January 1, 2016. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification, Financial Services – Investment Companies”, Topic 946 (ASC 946).

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Advisor to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. The Advisor is deemed to be the Chief Operating Decision Maker with respect to the Fund’s investment decisions.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

14

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2024

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset values (“NAV”) are not calculated and on which the Fund does not affect sales and redemptions of its shares.

(b) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Short Sales

The Fund may sell securities short. Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

15

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2024

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(e) Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to seek to enhance the portfolio’s return. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. When the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Reverse repurchase agreements also create Fund expenses and require that the Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security.

(f) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

16

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2024

FASB Accounting Standard Codification “Accounting for Uncertainty in Income Taxes”, Topic 740 (ASC 740) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax periods ended December 31, 2021-2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Fund will make dividend distributions of net investment income, if any, monthly and net capital gains distributions, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(h) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

(i) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.25% of the Fund’s average daily net assets. As of December 1, 2022, The Advisor engages Bramshill Investments, LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees. Prior to December 1, 2022 the Advisor engaged Braddock Financial, LLC as the Sub-Advisor.

17

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2024

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50% and 1.50% of the Fund’s average daily net assets for Class A, Class C, and Institutional Class shares, respectively. This agreement is in effect until April 30, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2024, the Advisor waived advisory fees totaling $204,651. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2024, the amount of these potentially recoverable expenses was $439,444. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Statement of Assets and Liabilities. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

Bramshill Multi-Strategy Income Fund
2025	136,146
2026	98,647
2027	204,651
Total	$439,444

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2024, are reported on the Statement of Operations as Fund services fees.

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2024, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

18

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2024

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2024, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At December 31, 2024, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$237,967,200

Gross unrealized appreciation	$8,619,542
Gross unrealized depreciation	(7,191,110)
Net unrealized appreciation (depreciation) on investments	$1,428,432

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2024, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$1,142	$(1,142)

As of December 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$811,604
Undistributed long-term capital gains	-
Tax accumulated earnings	811,604

Accumulated capital and other losses	(37,130,972)
Unrealized appreciation on investments	1,428,432
Unrealized Deferred Compensation	(24,505)
Total accumulated deficit	$(34,915,441)

As of December 31, 2024, the Fund had net capital loss carryovers as follows:

Not subject to expiration:
Short Term	$9,877,263
Long Term	27,253,709
Total	$37,130,972

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the tax year ended December 31, 2024, the fund utilized $721,803 of non-expiring capital loss carryforwards.

19

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2024

The tax character of the distributions paid during the fiscal years ended December 31, 2024 and December 31, 2023 were as follows:

Distributions paid from:	2024	2023
Ordinary income	$16,063,171	$10,949,739
Net long-term capital gains	-	-
Total distributions paid	$16,063,171	$10,949,739

Note 5 – Investment Transactions

For the year ended December 31, 2024, purchases and sales of investments, excluding short-term investments, were $133,616,446 and $95,534,387, respectively.

Note 6 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its Class A and Class C shares. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

For the year ended December 31, 2024, distribution fees incurred are disclosed on the Statement of Operations.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. The marketing agreement between the Advisor and HRC is not part of the Plan. The Advisor pays HRC out of its own resources and without additional cost to the Fund or its shareholders.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of the Fund’s average daily net assets of its shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2024, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund’s that have not yet occurred. However, the Fund expects the risk of loss to be remote.

20

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2024

Note 9 – Fair Value Measurements and Disclosure

FASB Accounting Standard Codification, “Fair Value Measurements and Disclosures”, Topic 820 (ASC 820) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2024, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets
Investments
Asset-Backed Securities	$-	$128,669,263	$-	$128,669,263
Collateralized Mortgage Obligations	-	105,268,200	-	105,268,200
Corporate Bonds*	-	-	0	0
Short-Term Investments	5,458,169	-	-	5,458,169
Total Investments	$5,458,169	$233,937,463	$0	$239,395,632

*	The Fund held a Level 3 security valued at zero at period end.

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2024

The Fund held Corporate Bonds with $0 market value at the beginning and ending of the period with no activity during the year.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2024:

Asset Class	Fair Value at 12/31/2024	Valuation Technique(s)	Unobservable Input	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input(1)
Corporate Bond	$0.00	Asset Approach	Estimated Recovery Proceeds	$0.00	N/A	Increase

(1)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 10 – Derivative and Hedging Disclosure

The Fund has adopted the disclosure provisions of FASB Standard Codification 815, Derivatives and Hedging, which requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

For either investment or hedging purposes, the Fund may invest substantially in a broad range of derivative instruments, including structured products, swaps (including credit default swaps), futures and forward contracts, and options. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, currency hedging, duration management, or to pursue the Fund’s investment objective. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. The Fund did not invest in derivative instruments during the year ended December 31, 2024.

Note 11 – Callable Bond Proceeds

On November 25, 2019, Wells Fargo Bank, N.A. (Wells Fargo), the trustee for Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A-2 (CUSIP 94979TAB2) issued a call notice that funds received from this security will be withheld to establish a reserve account to meet its current and future expenses for litigation costs and potential judgements resulting from claims against Wells Fargo. Wells Fargo stated in its letter to certificate holders that this amount will be held for an unknown amount of time and any unused funds in reserve will be paid to certificate holders when Wells Fargo determines that such funds are no longer necessary to be held. The estimated proceeds to be received from the callable bond is reported on the Statement of Assets and Liabilities.

Note 12 – Line of Credit

The Fund together with Robinson Tax Advantaged Income Fund and Robinson Opportunistic Income Fund managed by the Advisor (together “Liberty Street Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 (committed) and $25,000,000 (uncommitted) with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of 20.00% of its adjusted net assets with the cap limit of $25,000,000, or the maximum amount permitted subject to the Fund’s investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. The Facility was renewed effective December 14, 2024, and borrowings now bear interest at the Variable, 1-Month CME Term SOFR plus 275 bps. Previously, the rate was the Variable, WSJ Prime Daily minus 25 bps. As compensation for holding the lending commitment available, the Liberty Street Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. The Fund did not borrow under the line of credit agreement during the year ended December 31, 2024.

21

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2024

Note 13 – ReFlow liquidity program

The Fund may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from the fund equal to the amount of the fund’s net redemptions on a given day. ReFlow will purchase Institutional Class Shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow will periodically redeem its entire share position in the Fund. For use of the ReFlow service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. During the year ended December 31, 2024, ReFlow was not utilized by the Fund.

Note 14 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 15 - Recently Issued Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. The Funds have adopted procedures in accordance with the SEC’s rules and form amendments.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

22

Bramshill Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2024

In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”),” which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Management has evaluated the impact of applying ASU 2023-07, and the Fund has adopted the ASU during the reporting period. The adoption of the ASU does not have a material impact on the financial statements. Required disclosure is included in Note 1.

Note 16 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Bramshill Multi-Strategy Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Bramshill Multi-Strategy Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 28, 2025

24

Bramshill Multi-Strategy Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended December 31, 2024, 0% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

For the year ended December 31, 2024, 0% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

25

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in Item 7, as part of the financial statements.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(a) (2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Instruction to paragraph (a)(2). Not Applicable.

(a) (3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith

(a) (4) Not Applicable

(a) (5) Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	3/7/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	3/7/2025

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer and Principal Financial Officer

Date	3/7/2025